Exhibit 99.D

NOTE:
     This Schedule details the interest rates, maturity dates and principal amounts outstanding under El Paso’s and its subsidiaries debt obligations. This Schedule does not contain all the information about our outstanding debt that may be important to you. Additional information about our outstanding debt obligations is disclosed in El Paso’s 2006 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q for the six month period ended June 30, 2007, as filed with the Securities and Exchange Commission.
     The information in this Debt by Issuer Schedule is accurate as of June 30, 2007. Although we may periodically update the information posted to our website, we undertake no obligation to do so.
El Paso Corporation
Debt by Issuer
As of June 30, 2007
($ in Millions)

	Interest		Maturity	Principal
Description	Rate		Date	6/30/07

El Paso Corporation	7.625%		8/16/2007	43
El Paso Corporation	6.750%		10/1/2007	26
El Paso Corporation	6.950%		12/15/2007	95
El Paso Corporation	6.625%		2/1/2008	51
El Paso Corporation	6.500%		6/1/2008	137
El Paso Corporation	7.625%		9/1/2008	70
El Paso Corporation	6.375%		2/1/2009	112
El Paso Corporation — 500 MM Euro	7.125%	(1)	5/6/2009	515
El Paso Corporation	6.750%		5/15/2009	413
El Paso Corporation — Revolver	LIBOR + 1.25%		7/31/2009	75
El Paso Corporation	7.800%		6/14/2010	1
El Paso Corporation	7.750%		6/15/2010	149
El Paso Corporation	10.750%		10/1/2010	33
El Paso Corporation	7.000%		5/15/2011	193
El Paso Corporation	7.625%		7/15/2011	348
El Paso Corporation	9.625%		5/15/2012	49
El Paso Corporation	9.000%		5/30/2012	15
El Paso Corporation	7.875%		6/15/2012	231
El Paso Corporation	7.375%		12/15/2012	131
El Paso Corporation	6.875%		6/15/2014	375
El Paso Corporation	7.000%		6/15/2017	900
El Paso Corporation	7.000%		2/1/2018	82
El Paso Corporation	6.700%		2/15/2027	7
El Paso Corporation	6.950%		6/1/2028	174
El Paso Corporation	8.050%		10/15/2030	288
El Paso Corporation	7.800%		8/1/2031	581
El Paso Corporation	7.750%		1/15/2032	1,035
El Paso Corporation	7.750%		10/15/2035	1
El Paso Corporation	7.420%		2/15/2037	160

Total El Paso Corporation (Holding Company)				$6,290

Colorado Interstate Gas Company	5.950%		3/15/2015	200
Colorado Interstate Gas Company	6.800%		11/15/2015	400
Colorado Interstate Gas Company	6.850%		6/15/2037	100

Total Colorado Interstate Gas Company				$700

El Paso Natural Gas Company	7.625%		8/1/2010	54
El Paso Natural Gas Company	5.950%		4/15/2017	355
El Paso Natural Gas Company	8.625%		1/15/2022	260
El Paso Natural Gas Company	7.500%		11/15/2026	200
El Paso Natural Gas Company	8.375%		6/15/2032	300

Total El Paso Natural Gas Company				$1,169

(1) EURO coupon rate

El Paso Corporation
Debt by Issuer
As of June 30, 2007
($ in Millions)

	Interest	Maturity		Principal
Description	Rate	Date		6/30/07

Southern Natural Gas Company	6.700%	10/1/2007		48
Southern Natural Gas Company	6.125%	9/15/2008		100
Southern Natural Gas Company	5.900%	4/1/2017		500
Southern Natural Gas Company	7.350%	2/15/2031		300
Southern Natural Gas Company	8.000%	3/1/2032		300

Total Southern Natural Gas Company				$1,248

Tennessee Gas Pipeline Company	6.000%	12/15/2011		86
Tennessee Gas Pipeline Company	7.500%	4/1/2017		300
Tennessee Gas Pipeline Company	7.000%	3/15/2027		300
Tennessee Gas Pipeline Company	7.000%	10/15/2028		400
Tennessee Gas Pipeline Company	8.375%	6/15/2032		240
Tennessee Gas Pipeline Company	7.625%	4/1/2037		300

Total Tennessee Gas Pipeline Company				$1,626

El Paso Exploration & Production Company — Revolver	LIBOR + 1.50%	8/30/2010		310
El Paso Exploration & Production Company	7.750%	6/1/2013		1

Total El Paso Exploration & Production Company				$311

El Paso Tennessee Pipeline Co.	10.000%	3/15/2008		26
El Paso Tennessee Pipeline Co.	9.000%	11/15/2012		1
El Paso Tennessee Pipeline Co.	7.250%	12/15/2025		23

Total El Paso Tennessee Pipeline Co.				$50

Cheyenne Plains Gas Pipeline Company, LLC	Variable	3/31/2015	*	245

Total Cheyenne Plains Gas Pipeline Company, LLC				$245

Other Financings:
El Paso Energy Capital Trust I	4.750%	3/31/2028		325
Capital Lease Obligations				9

Total Other Financings				$334

Unamortized Discounts/Premiums				(49)
Adjustments to Debt due to Fair Value Hedges				(27)

Total				$(76)

Total El Paso Corporation Debt				$11,897

Notes:
* Amortizing Debt